UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2022

IMARA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39247	81-1523849
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue, 6th Floor Boston, MA		02116
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 206-2020

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IMRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On September 6, 2022, IMARA Inc., a Delaware corporation (the “Company”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Cardurion Pharmaceuticals, Inc. (“Cardurion”), providing for the sale of tovinontrine (IMR-687) and all other assets of the Company related to its PDE9 program (the “Asset Sale”). In addition to $250,000 previously paid by Cardurion to the Company upon execution of a non-binding term sheet, the aggregate purchase price consists of an upfront cash payment of $34,750,000 upon closing of the transaction and a $10,000,000 potential future payment that may become payable if Cardurion achieves a proof of concept milestone or other specified clinical milestones and a $50,000,000 potential future payment that may become payable if Cardurion achieves specified regulatory and/or commercial milestone events, in each case as described in the Asset Purchase Agreement and subject to the terms of the Asset Purchase Agreement.

The Asset Purchase Agreement contains certain customary representations, warranties and covenants. The Asset Purchase Agreement also contains customary indemnification provisions pursuant to which the parties agree to indemnify each other for certain matters, including, among other things, breaches of certain representations, warranties and covenants in connection with the Asset Sale. Completion of the Asset Sale is subject to approval by the Company’s stockholders and the satisfaction or waiver of other customary conditions.

The Board of Directors of the Company (the “Board”) has unanimously approved the proposed transactions set forth in the Asset Purchase Agreement. The Board had engaged SVB Securities LLC (“SVB Securities”) as a financial advisor to assist the Board in reviewing a range of strategic alternatives for the Company, including the asset sale transaction.

The Asset Purchase Agreement contains certain termination rights of each of the Company and Cardurion. In certain circumstances, the Company would be obligated to pay a termination fee of $1,500,000 to Cardurion. The Company is obligated to hold a meeting of its stockholders in connection with the Asset Sale notwithstanding any change by the Board in its recommendation with respect to the Asset Sale.

The Company cannot assure you that the conditions to the closing of the Asset Sale will be satisfied, or that the Asset Sale will be completed.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this current report on Form 8-K and incorporated herein by reference.

The Asset Purchase Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or Cardurion. The representations, warranties and covenants contained in the Asset Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Asset Purchase Agreement. The representations, warranties and covenants may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third party beneficiaries under the Asset Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Cardurion any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 6, 2022, the Company entered into amendments to the Company’s retention agreement with Rahul Ballal, Ph.D, the Company’s President and Chief Executive Officer and Michael P. Gray, the Company’s Chief Financial Officer and Chief Operating Officer (collectively, the “Retention Amendments”). Each Retention Amendment provides that 50% of the cash retention payments contemplated by the executive’s Retention Agreement will be payable if the executive remains employed by the Company through the earlier to occur of (i) execution of the Asset Purchase Agreement (or any other definitive agreement for the sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Company) and (ii) the execution of a definitive agreement for the merger or consolidation of the Company (or a wholly owned subsidiary of the Company) with a non-affiliate third-party (a “Merger Transaction”) and (b) the remaining 50% will be payable if he remains employed by the Company through the earlier to occur of (i) the closing of the Asset Sale (or any other sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Company) and (ii) the closing of a Merger Transaction.

The foregoing description of the Retention Amendments does not purport to be complete and is qualified in its entirety by reference to the Retention Amendments, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this current report on Form 8-K and incorporated herein by reference.

Item 8.01    Other Events.

As previously announced, the Company has initiated a comprehensive assessment of strategic options to maximize stockholder value. Following the Asset Sale, the Company expects to continue to evaluate its strategic alternatives.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K about future expectations and plans, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the (i) the Asset Sale, including the potential closing of the Asset Sale and any future payments that might be received by the Company as part of the Asset Sale and (ii) the Company’s ongoing assessment of strategic options to maximize stockholder value. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the impact of extraordinary external events, such as the risks and uncertainties resulting from the impact of the COVID-19 pandemic; the risk that the conditions to the closing of the transaction are not satisfied, including the failure to obtain stockholder approval for the transaction; uncertainties as to the timing of the consummation of the transaction and the ability of each of the Company and Cardurion to consummate the transaction; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; costs related to the merger; the outcome of any legal proceedings that may be instituted against the Company, Cardurion or any of their respective directors or officers related to the merger agreement or the transactions contemplated thereby; and other factors discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K, which is on file with the Securities and Exchange Commission and in other filings that the Company makes with the Securities and Exchange Commission in the future. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with stockholder approval of the Asset Sale and the plan of liquidation, the Company intends to file a proxy statement and other materials with the SEC. Stockholders of the Company are advised to read the proxy statement and any other relevant documents filed with the SEC when they become available because those documents will contain important information about the Asset Sale and the plan of liquidation. Stockholders may obtain a free copy of the proxy statement when it becomes available, and other documents filed with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and the Company’s other filings with the SEC.

Certain Information Concerning Participants

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in favor of the Asset Sale and the plan of liquidation. Information regarding the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on March 15, 2022. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1* †	Asset Purchase Agreement, dated September 6, 2022, between the Company and Cardurion Pharmaceuticals, Inc.

10.1	Amendment to Retention Agreement, dated as of May 5, 2022, by and between the Company and Rahul D. Ballal, Ph.D.

10.2	Amendment to Amended and Restated Retention Agreement, dated as of May 18, 2022, by and between the Company and Michael P. Gray

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for any exhibits or schedules so furnished. A list identifying the contents of all omitted exhibits and schedules can be found on page i of Exhibit 2.1.

†	Certain portions of this exhibit have been omitted because they are not material and is the type of information that the registrant treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMARA INC.

Date: September 7, 2022	By:	/s/ Rahul D. Ballal, Ph.D.
Name: Rahul D. Ballal
Title: President and Chief Executive Officer